UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant    |X|

Filed by a Party other than the Registrant    |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement          |_|     Confidential, for Use of the
                                                  Commission Only (as permitted
|X|   Definitive Proxy Statement                  by Rule 14a-6(e)(2))

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to ss.240.14a-12

                         CALYPTE BIOMEDICAL CORPORATION
                (Name of Registrant as Specified In Its Charter)

       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the  appropriate  box):

|X| No fee required

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

    (2)  Form, Schedule or Registration Statement No.:

    (3)  Filing Party:

    (4)  Date Filed:

================================================================================

                                   [LOGO.JPG]
                                     CALYPTE
                             BIOMEDICAL CORPORATION
                       Five Centerpointe Drive, Suite 400
                              Lake Oswego, OR 97035



November 13, 2006


Dear Stockholder:

      You are cordially invited to attend Calypte Biomedical Corporation's 2006 Annual Meeting of Stockholders on Friday, December 15, 2006. The meeting will begin promptly at 11:00 AM local time, in the First Floor meeting room at the Company's headquarters offices at Five Centerpointe Drive, Lake Oswego, OR 97035.

      The official Notice of Annual Meeting of Stockholders, Proxy Statement, form of proxy, and our 2005 Annual Report on Form 10-KSB and our Quarterly Report on Form 10-QSB for the quarter ended September 30, 2006 are included with this letter. The matters listed in the Notice of Annual Meeting of Stockholders are described in detail in the Proxy Statement, which you are urged to review carefully.

      Your vote is important. Whether or not you plan to attend the annual meeting, I urge you to complete, sign and date the enclosed proxy card and return it in the accompanying envelope or vote by telephone or on-line as soon as possible so that your stock may be represented at the meeting.


                                                   Sincerely,



                                                   Roger I. Gale
                                                   President and CEO

================================================================================

                                           [LOGO.JPG]
                                     CALYPTE
                             BIOMEDICAL CORPORATION
                       Five Centerpointe Drive, Suite 400
                              Lake Oswego, OR 97035



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be held on December 15, 2006

November 13, 2006


      NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Stockholders of Calypte Biomedical Corporation (the "Company") will be held in the First Floor meeting room at the Company's headquarters at Five Centerpointe Drive, Lake Oswego, OR 97035 on Friday, December 15, 2006, at 11:00 AM local time, for the following purposes:


      1. To elect five directors of the Company to hold office until the next Annual Meeting of Stockholders or until 1 their successors are elected;

      2. To ratify the appointment by the Audit Committee and the Board of Directors of Odenberg Ullakko Muranishi & 2 Co. LLP as the independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending December 31, 2006; and

      3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

      Stockholders of record on October 30, 2006 will be eligible to vote at this meeting. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the meeting. To ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the envelope provided or to vote via the internet or by telephone. If you attend the meeting, you may vote in person even if you return a proxy.

                                         By order of the Board of Directors,

                                         /s/ Roger I. Gale
                                         Roger I. Gale
                                         President and Chief Executive Officer


                             YOUR VOTE IS IMPORTANT
     Whether or not you plan to attend the meeting, please complete and return the proxy card in the envelope provided, which requires no postage if mailed in the United States, or vote via the internet or by telephone.

                                           [LOGO.JPG]
                                     CALYPTE
                             BIOMEDICAL CORPORATION
                       Five Centerpointe Drive, Suite 400
                              Lake Oswego, OR 97035

                                 PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board") of Calypte Biomedical Corporation ("Calypte" or the "Company") for the 2006 Annual Meeting of Stockholders (the "Annual Meeting"), and any postponements or adjournments thereof, to be held in the First Floor meeting room at the Company's headquarters at Five Centerpointe Drive, Lake Oswego, Oregon, 97035, on Friday, December 15, 2006, at 11:00 AM local time. The telephone number at that address is (971) 204-0282. Every stockholder on the Record Date shall have the right to vote whether in person or by one or more agents authorized by a written proxy signed by the stockholder and filed with the secretary of the Company. The shares represented by the proxies received, properly dated and executed, and not revoked will be voted at the Annual Meeting. A proxy may be revoked at any time before it is exercised by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders of the Company on or about November 13, 2006.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

      The close of business on October 30, 2006 has been fixed as the record date (the "Record Date") for determining the holders of shares of common stock of the Company, par value $0.03 per share, ("Common Stock") entitled to notice of and to vote at the Annual Meeting. At October 30, 2006, the Company had 220,954,738 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. The holders of a majority of voting power of the Common Stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting except as otherwise provided by statute. Each holder of Common Stock on the Record Date is entitled to one vote for each share of Common Stock held by such stockholder, and stockholders shall not be entitled to cumulate their votes in the election of directors or with respect to any matter submitted to a vote of the stockholders.

      Shares represented by proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Directors will be elected by a favorable vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the Annual Meeting. Accordingly, abstentions or broker non-votes as to the election of directors will not affect the election of the candidates receiving the plurality of votes. The other proposal to come before the Annual Meeting requires the approval of a majority of the shares of stock having voting power present. Abstentions as to the proposal will have the same effect as votes against such proposal. Broker non-votes, however, will be treated as not voted for purposes of determining approval of such proposal and will not be counted as votes for or against such proposal.

      The shares represented by all valid proxies received will be voted in the manner specified on the proxies. Where specific choices are not indicated, the shares represented by all valid proxies received will be voted: (1) for the nominees for director named in the Proxy Statement; and (2) for ratification of the appointment of Odenberg Ullakko Muranishi & Co. LLP, as the Company's registered independent public accounting firm for the year ending December 31, 2006.

      Should any matter not described above be acted upon at the meeting, the persons named in the proxy form will vote in accordance with their judgment.

      All costs of soliciting proxies will be borne by the Company. In addition to the solicitation of proxies by mail, solicitations may be made by certain directors, officers and other employees of the Company by personal interview, telephone or facsimile. No additional compensation will be paid for such solicitation. The Company may also, at its discretion, retain the services of a paid solicitor to solicit proxies. If the Company retains a solicitor, it is anticipated that the cost will be approximately $10,000 and will be paid by the Company. The Company will request brokers and nominees who hold stock in their names to furnish proxy material to beneficial owners of the shares and will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation material to such beneficial owners.

                              ELECTION OF DIRECTORS
                                  (Proposal 1)

      At the Annual Meeting, five directors are to be elected to hold office until the 2007 Annual Meeting or until their successors are elected. Each director, including a director elected or appointed to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected or appointed and qualified. There are no family relationships among any of the directors or executive officers of the Company. The nominees listed below are all now Calypte directors. The Board knows of no reason why any nominee may be unable or unwilling to serve as a director. If any nominee is unable or unwilling to serve, the shares represented by all valid proxies will be voted for the election of such other person as the Board may recommend. The nominees receiving the highest number of affirmative votes will be elected to the Board.

      Following is a list of our Directors and Executive Officers as of November 1, 2006.


                                                                                                                Director
Name                            Age                 Calypte Position; Principal Occupation                       Since
----                            ---     -------------------------------------------------------------------     -------
Roger I. Gale                    54     Chairman, President and Chief Executive Officer; Calypte Biomedical
                                          Corporation                                                              11/04

John J. DiPietro                 48     Director; Chief Financial Officer, Chronix Biomedical, Inc.                10/99

Paul E. Freiman                  72     Director; President and Chief Executive Officer, Neurobiological
                                          Technologies, Inc.                                                       12/97

Julius R. Krevans, M.D.          82     Director; Retired Chancellor Emeritus, Director of International            3/95
                                          Medical Services, University of California, San Francisco

Maxim A. Soulimov                34     Director; Director of Legal Affairs, Global Corporate Ventures,             4/04
                                          Limited

Richard D. Brounstein            56     Executive Vice President, Calypte Biomedical Corporation                     N/A

Theodore R. Gwin                 57     Chief Financial Officer, Calypte Biomedical Corporation                      N/A


Roger I. Gale was appointed to the Company's Board of Directors and elected its Chairman in November 2004. On May 2, 2006, the Company's Board of Directors appointed him as President and Chief Executive Officer, effective immediately. Mr. Gale had been serving in that capacity on an interim basis since October 2005. Mr. Gale served from October 2001 until May 2006 as Executive Chairman of the Board of Directors of Wavecrest Group Enterprises Limited, a United Kingdom-based communications service provider. He is also a founder and director of Starnorth Limited, a communications and media consultancy. From 1999 to 2001, he was Chairman and co-founder of End2End Wireless Limited, a UK wireless access services provider. He has previously held senior positions with the Asian Development Bank (ADB, Manila) and the International Finance Corporation (IFC), the private sector arm of the World Bank in Washington, D.C. Mr. Gale has also lectured in economics at the University of New England (Australia) and Lincoln College (New Zealand). He serves as a Director and a member of the Audit Committee of Mechel Steel Group, (NYSE: MTL). Mr. Gale holds a Master of Economics degree from the University of New England, Australia, and a Higher
National Diploma from the Royal Agricultural College, Cirencester, Gloucestershire, England. Mr. Gale is one of two Directors appointed to the Company's Board pursuant to an August 2003 agreement between the Company and
Marr Technologies BV ("Marr"). Marr is currently the Company's largest stockholder, holding approximately 30% of the Company's outstanding common stock.

      John J. DiPietro was elected to the Company's Board of Directors in October 1999. Since September 2002, he has served as the Chief Financial Officer of Chronix Biomedical Inc, a private biotechnology company. Mr. DiPietro was a member of the Board of Chronix Biomedical from February 2003 through July 2006. From September 1999 to September 2002 he was the Chief Financial Officer and Vice President-Finance and Administration of Tripath Technology, Inc., a semi-conductor manufacturing company. He served as Calypte's Chief Operating Officer, Vice President of Finance, Chief Financial Officer and Secretary from December 1997 through September 1999. From October 1995 until December 1997, he served as Calypte's Vice President of Finance, Chief Financial Officer and Secretary. He is a Certified Public Accountant and received his M.B.A. from the University of Chicago, Graduate School of Business and a B.S. in Accounting from Lehigh University.

      Paul E. Freiman has served as a member of the Company's Board of Directors since December 1997. He has served as the President and Chief Executive Officer of Neurobiological Technologies, Inc. since May 1997. In 1995, Mr. Freiman retired from his position as Chairman and Chief Executive Officer of Syntex Corporation, a pharmaceutical company. Mr. Freiman is currently serving on the board of Penwest Pharmaceuticals Inc. and Neurobiological Technologies, Inc. and several private biotechnology companies. He has been chairman of the
Pharmaceutical Manufacturers Association of America (PhARMA) and has also chaired a number of key PhARMA committees. Mr. Freiman is also an advisor to Burrill & Co., a San Francisco merchant bank.

      Julius R. Krevans, M.D. has served on the Company's Board of Directors since March 1995. Dr. Krevans served as Chancellor Emeritus and Director of International Medical Care at University of California at San Francisco from 1993 until his retirement in June 2002. He is also Chairman of the Board of Directors of Neoprobe Corporation. Dr. Krevans received his M.D. from New York University, College of Medicine and completed a residency in Medicine at Johns Hopkins University School of Medicine.

       Maxim A. Soulimov was appointed to the Company's Board of Directors in April 2004. Since November 2002, Mr. Soulimov has served as Director of Legal Affairs of Global Corporate Ventures Limited ("GCVL") of London, a company providing consultancy services to a variety of private investors including Marr and its affiliates. From April 2000 through October 2002, Mr. Soulimov served as in-house legal counsel for Lukoil Europe Limited and Lukoil Europe Holdings Limited, private companies involved in the management of all Lukoil downstream companies outside the Russian Federation. From September 1997 to April 2000, Mr. Soulimov served as Trainee and then as Assistant Solicitor in the London firm of Norton Rose Solicitors. Mr. Soulimov holds a Degree in Modern Languages from
Tver State University in Russia and an LLB Law degree from University of Hertfordshire in the United Kingdom. Mr. Soulimov is one of two Directors appointed to the Company's Board pursuant to an August 2003 agreement between the Company and Marr.

      Richard D. Brounstein served as Executive Vice President and Chief Financial Officer since joining Calypte in December 2001 through October 2005. Since October 2005, he has served as Executive Vice President. He served as a financial consultant and interim CFO from July 2001 until joining the Company in December 2001. He served as a member of the Board of Directors from December 2001 until May 2003, when he did not stand for re-election. Prior to joining Calypte, Mr. Brounstein served as Chief Financial Officer for Certicom Corporation, a mobile and wireless software security company from 2000 to 2001. From 1997 to 2000, Mr. Brounstein served as Chief Financial Officer for VidaMed, Inc., a growth-stage medical device company. Mr. Brounstein is a CPA; he received both his MBA in Finance and his BA in Accounting from Michigan State University.

       Theodore R. Gwin was promoted to the position of Chief Financial Officer effective October 3, 2005, replacing Richard D. Brounstein. Mr. Gwin had served as the Company's Controller since April 2005. Prior to joining the Company, from January 2001 through April 2005, Mr. Gwin had worked as an independent financial and business consultant to companies in various industries, including biotechnology, in the Portland, Oregon area. From April 1998 through December 2000, Mr. Gwin was the Controller and Principal Accounting Officer at OraSure Technologies, Inc. (formerly Epitope, Inc.). Mr. Gwin is a CPA; he received his Bachelor of Accounting degree from Utah State University.

 Approval Required

      Approval of Proposal 1 requires the affirmative vote of a plurality of the outstanding shares of Common Stock of the Company represented and voting at the Annual Meeting.

      The Board unanimously recommends a vote FOR the election of all named nominees. Proxies solicited by the Board will be so voted unless stockholders specify a different choice in their proxies.


                      THE BOARD OF DIRECTORS AND COMMITTEES

      Our Board of Directors directs the management of our business and affairs as provided by Delaware law and conducts its business through meetings of the full board of directors and three standing committees: the Audit Committee, the Compensation Committee and the Nominating Committee. The charter for each of these committees is available on our website at www.calypte.com. From time to time when necessary, the Board may establish other committees under its direction to address specific issues. The Board of Directors met 13 times and acted by unanimous written consent twice during 2005. During 2005, the Audit Committee met 4 times, the Compensation Committee met once and acted once by unanimous written consent and the Nominating Committee met once. All directors attended at least 75% of the aggregate number of meetings of the Board and the standing committees on which they served in 2005 with the exception of Mr. DiPietro, who attended 9 of 13 meetings (69%) of the Board of Directors during 2005.

      The Audit Committee currently includes three independent Directors, Mr. Freiman as Chairman, Mr. DiPietro and Dr. Krevans. As described in its Charter, the duties and responsibilities of the Audit Committee include recommending to the Board of Directors the appointment or termination of the engagement of our independent registered public accounting form, otherwise overseeing the independent auditor relationship, reviewing our significant accounting policies and internal controls and reporting its recommendations and findings to the full Board of Directors. The Board has determined that Messrs. Freiman and DiPietro are Audit Committee financial experts as defined by Item 401(e) of Regulation S-B of the Securities Exchange Act of 1934 (the "Exchange Act") and that all of the members of the Audit Committee are independent within the meeting of Item 7(d)(3)(iv) of Schedule 14A of the Exchange Act.

      The Compensation Committee currently includes Dr. Krevans as Chairman and Mr. Freiman. As described in its Charter, the Compensation Committee reviews and approves the compensation of our Chief Executive Officer and Chief Financial Officer, recommends to the Board the compensation of members of the Board and administers our incentive compensation and other benefit plans.

      The Nominating Committee currently includes Mr. Freiman as Chairman and Dr. Krevans. As described in its Charter, the Nominating Committee assists the Board in fulfilling its oversight responsibilities relating to the Company's corporate governance matters, including the determination of the independence status of current and prospective Board members, periodic evaluation of the Board of Directors, its committees and individual directors, and the identification and selection of director nominees.

       The Nominating Committee will consider candidates nominated by stockholders in accordance with the procedures set forth in Calypte's by-laws. Under Calypte's by-laws, nominations other than those made by the Board of Directors or the Nominating Committee must be made pursuant to timely notice in proper written form to the Secretary of Calypte. To be timely, a stockholder's request to nominate a person for election to the Board at an annual meeting of stockholders, together with the written consent of such person to serve as a Director, must be received by the Corporate Secretary of Calypte not less than 120 days prior to the anniversary of the annual meeting of shareholders held in the prior year. To be in proper written form, the notice must contain certain information concerning the nominee and the shareholder submitting the nomination.


                              DIRECTOR COMPENSATION

We reimburse our Directors for their out-of-pocket travel expenses associated with their attendance at Board meetings. We have not paid cash compensation for service on the Board or Board Committees to any of our non-employee Directors since 2002. Mr. Gale received a grant of options in January 2005 under the terms of a consulting agreement in which he provided services to the Company unrelated to his Board service. Under the terms of a January 2006 letter agreement, Mr. Gale was also entitled to receive cash compensation for his service as the Company's interim Chief Executive Officer beginning in October 2005. He elected to take the portion representing compensation for the period of October 2005 through January 2006 in shares of our common stock, but received cash compensation thereafter.

The Compensation Committee of the Board recommends and the Board approves the number of non-qualified options to purchase shares of our common stock or other equity incentive awards that will be granted each year to newly-elected and re-elected directors. The 1995 Director Option Plan expired in 2005 and was replaced by the Company's 2005 Director Incentive Plan, which was approved in June 2005 by the Company's stockholders at the 2005 Annual Meeting of Stockholders. Under the terms of the 2005 Director Incentive Plan, the Compensation Committee may grant nonstatutory stock options, stock appreciation rights, dividend equivalent rights, restricted stock, restricted stock units and stock bonuses only to an Outside Director, who is defined as a Director who is not an employee or a greater than 10% stockholder, directly or beneficially, of the Company or any affiliate. Under the terms of the 1995 Director Option Plan (the "1995 Director Plan"), non-employee directors of the Company were eligible to receive grants of options to purchase shares of the Company's common stock. Each option granted under the 1995 Director Plan was exercisable at 100% of the fair market value of the Company's common stock on the date the option was granted. Each grant vested monthly over the twelve month period commencing with the director's date of election or re-election; however, the option became vested and fully exercisable on the date of the next annual meeting of stockholders if such meeting occurred less than twelve months after the date of the grant.

      We have not granted any awards to our Directors from the 2005 Director Incentive Plan or any other benefit plan through October 31, 2006. The following table shows the number of shares of common stock issuable upon exercise of options granted to non-employee Directors under the 1995 Director Plan during our fiscal year ended December 31, 2005.


                                                                Number of
                                   Name and Position           Options(1)
                                   -----------------           ----------

Roger I. Gale, Director (2)                                       200,000
John J. DiPietro, Director                                             --
Paul E. Freiman, Director                                              --
Julius Krevans M.D., Director                                          --
Maxim A. Soulimov, Director                                            --


------------
(1) All options were granted at fair market value on the date of grant.

(2) Mr. Gale was granted options to purchase 200,000 shares at $0.31 per share in January 2005 pursuant to his appointment in November 2004 as a member and Chairman of the Board.

                      INFORMATION ON EXECUTIVE COMPENSATION

      The following table sets forth certain compensation that we awarded or paid to persons who served as our Chief Executive Officer and as our other most highly compensated executive officers in 2005 (collectively, the "Named Executive Officers") for the years ended December 31, 2005, 2004 and 2003. The compensation table excludes other compensation in the form of perquisites and other personal benefits that constitute the lesser of $50,000 or 10% of the total salary and bonus earned by each of the named Executive Officers in each fiscal year.

                           Summary Compensation Table


                                                                               Long-Term
                                                                             Compensation
                                                                              Securities
                                                                              Underlying
                                                                                Options              All Other
    Name and Principal Position        Year     Salary ($)      Bonus ($)     Granted (1)         Compensation ($)
    ---------------------------        ----     ----------      ---------    ------------         ----------------

Roger I. Gale (2)                      2005        45,000 (3)          0       1,050,000 (4)                    0
   Chairman of the Board and           2004             0              0               0                        0
      Interim Chief Executive          2003             0              0               0                        0
      Officer
J. Richard George (5)                  2005       251,906              0               0                   42,000 (6)
    Former Chief Executive             2004       251,478              0       5,000,000 (7)                    0
         Officer and President         2003       135,692              0         103,494 (8)                    0
Richard D. Brounstein (9)              2005       204,800              0               0                        0
   Executive Vice President;           2004       212,677              0       1,500,000 (7)                    0
      Former Chief Financial           2003       201,792              0         757,371 (10)                   0
      Officer; former Member of
      the Board
Theodore R. Gwin (11)                  2005       116,154              0         500,000 (12)                   0
   Chief Financial Officer
Richard R. VanMaanen (13)              2005       182,759              0               0                   30,750 (14)
   Former Vice President-              2004       203,630              0       2,000,000 (7)                    0
      Operations and International     2003       148,236              0         131,636 (15)              98,248 (16)
      Business Development


-------------
  (1) All figures in this column represent options to purchase the Company's common stock.

  (2) Mr. Gale has served as Chairman of the Board since his appointment to the Board in November 2004. In October 2005 he was appointed interim Chief Executive Officer upon the resignation of Dr. George.

  (3) Represents cash compensation accrued for the period October through December 2005 under the terms of a letter agreement dated January 4, 2006 (the "Letter Agreement") pursuant to which Mr. Gale was to receive $15,000 per month as compensation for his services as interim Chief Executive Officer. Mr. Gale subsequently elected to take this compensation in shares of the Company's common stock.

  (4) Represents an option to purchase 200,000 shares at an exercise price of $0.31 per share, the market price of the Company's common stock on the January 6, 2005 grant date. The grant was made in recognition of Mr. Gale's service as a member of the Board under the terms of the Company's 1995 Director Option Plan. The option has a ten-year life. It vested at the rate of 16,667 shares on each monthly anniversary of the grant until June 30, 2005, the date of the Company's 2005 Annual Meeting of Stockholders, when it became fully-vested. Also represents an immediately exercisable option to purchase 850,000 shares at an exercise price of $0.35 per share, the market price of the Company's common stock on the February 9, 2005 date of grant. The grant was made as compensation pursuant to a consulting contract under which Mr. Gale provided strategic and advisory services to the Company through July 2005. The grant was made under the terms of the Company's 2004 Incentive Plan and the options have a ten-year life.

  (5) Dr. George served as President and Chief Executive Officer from January 2004 until his resignation in September 2005. He joined the Company in January 2003 as Vice President of Government Affairs.

  (6) Represents compensation paid or accrued under the terms of a consulting agreement between the Company and Dr. George for services rendered subsequent to his resignation as Chief Executive Officer through December 2005.

  (7) Represents an option to purchase the number of shares indicated at an exercise price of $0.585 per share, the market price of the Company's common stock on the February 24, 2004 conditional grant date. The grant was made on that date, subject to stockholder approval of the Company's 2004 Incentive Plan, which was approved by the Company's stockholders on June 22, 2004, the effective grant date, when the market price of the Company's common stock was $0.52 per share. The grant, from the Company's 2004 Incentive Plan, was exercisable for 50% of the shares upon the effective grant date, with the remainder of the grant exercisable on June 22, 2005. The options remain exercisable for a period of six months and one day following the termination of the grantee's affiliation with the Company.

  (8) Represents a fully-vested option grant for 16,827 shares at an exercise price of $0.01 per share in recognition of a temporary salary deferral arrangement and grants of 6,667 shares and 80,000 shares, both at an exercise price of $0.32 per share, which vest over a three year period from the grant date.

(9) Mr. Brounstein served as Executive Vice President and Chief Financial Officer since joining the Company in December 2001 through September 2005. He has served as Executive Vice President since October 2005. He had served the Company as a financial consultant from July 2001 through December 2001. He served as a member of the Board from December 2001 until May 2003, when he did not stand for re-election.

(10) Mr. Brounstein was granted 25,000 fully-vested options at an exercise price of $0.32 per share, the market price of the Common Stock on the May 29, 2003 grant date, following stockholder approval at the May 20, 2003 Annual Stockholders' Meeting of amendments to the Company's 2000 Equity Incentive Plan. Under the terms of a January 2003 employment agreement, Mr. Brounstein was granted fully vested options to purchase 83,333 shares at an exercise price of $0.32 per share on May 29, 2003. Additionally, on May 29, 2003, Mr. Brounstein was granted fully-exercisable options to purchase 24,038 shares at $0.01 per share, in recognition of a temporary salary deferral arrangement, and options to purchase 625,000 shares at $0.32 per share. The latter options were exercisable 50% upon grant and 50% on the one year anniversary of the grant.

(11) Mr. Gwin has served as Chief Financial Officer since October 2005. He joined the Company as Controller in April 2005.

(12) Represents an option to purchase 200,000 shares at an exercise price of $0.21 per share, the market price of the Company's common stock on the April 26, 2005 grant date and an option to purchase 300,000 shares at an exercise price of $0.20 per share, the market price of the Company's common stock on the October 6, 2005 grant date. Each option was granted under the terms of the Company's 2004 Incentive Plan and has a ten-year life. The April 2005 option vests ratably over a 36 month vesting period, with 33,333 shares cliff-vested on October 26, 2005. The October 2005 options are exercisable 50% upon grant and 50% on the one year anniversary of the grant.

(13) Mr. Van Maanen served as Vice President - Operations and International Business Development from January 2004 until his resignation in October 2005. He joined the Company in March 1993 and served in various sales and marketing management positions prior to his January 2004 appointment as Vice President.

(14) Represents compensation paid under the terms of a consulting agreement between the Company and Mr. Van Maanen for services rendered subsequent to his resignation as Vice President - Operations.

(15) Represents a fully-vested option grant for 14,423 shares at an exercise price of $0.01 per share in recognition of a temporary salary deferral arrangement and grants of 37,213 shares and 80,000 shares, both at an exercise price of $0.32 per share, which vest over a three year period from the grant date.

(16) Represents compensation recognized upon Mr. Van Maanen's sale, at $1.36 per share, of options exercised for 14,423 shares at $0.01 per share and 37,213 shares at $0.32 per share in September 2003.


                     Stock Option Grants in Last Fiscal Year
                                Individual Grants

      The following table sets forth information concerning stock options granted to the Named Executive Officers during the fiscal year ended December 31, 2005:


                                                              Percent of Total
                              Number of Securities            Options Granted       Exercise
                              Underlying Options              to Employees in         Price        Expiration
Name                               Granted                     Fiscal Year(1)       ($/sh)(2)         Date
----                          --------------------            ----------------      ---------      ----------

                                           200,000                                       0.31       1/6/2015
Roger I. Gale                              850,000                     20.69 %           0.35       2/9/2015
J. Richard George                                0                         0 %
Richard D. Brounstein                            0                         0 %
                                           200,000                                       0.21      4/26/2015
Theodore R. Gwin                           300,000                      9.85 %           0.20      10/6/2015
Richard R. Van Maanen                            0                         0 %


------------
  (1) Percentage reported represents the aggregate of the options granted to the Named Executive Officer in 2005. Based on the aggregate of options granted to employees of and consultants to the Company to purchase 4,874,365 shares under the 2004 Incentive Plan and options to purchase 200,000 shares granted to non-employee Directors under the 1995 Director Option Plan during the year ended December 31, 2005, including grants to the Named Executive Officers.

  (2) The exercise price for all option grants is the market price of the Company's common stock on the date of grant.


The following table sets forth information concerning option exercises for the year ended December 31, 2005, with respect to each of the Named Executive Officers.

     Aggregated Option Exercises in 2005 and December 31, 2005 Option Values


                                                                                                              Value of Unexercised
                                                                        Number of Securities Underlying      In-the-Money Options at
                                Shares                                Unexercised Options at Fiscal Year      Fiscal Year End ($)
                             Acquired on             Value                          End (#)                      (Exercisable/
     Name                    Exercise (#)        Realized ($)(2)         (Exercisable/Unexercisable)(1)       Unexercisable)(1)(3)
     ----                    ------------        ---------------      ----------------------------------     -----------------------

Roger I. Gale                          0                      0                                  0 / 0                         0 / 0
J Richard George                       0                      0                             16,827 / 0                     2,524 / 0
Richard D. Brounstein                  0                      0                             24,038 / 0                     3,822 / 0
Theodore R. Gwin                       0                      0                                  0 / 0                         0 / 0
Richard R. Van Maanen                  0                      0                                  0 / 0                         0 / 0


------------
(1) Reflects in-the-money options granted under the Company's 2000 Equity Incentive Plan. None of the options granted in 2005 from the Company's 2004 Incentive Plan or the 1995 Director Option Plan is in-the-money at December 31, 2005.

(2) Value realized is based on the fair market value of the shares on the date of exercise as reported on the American Stock Exchange minus the exercise price multiplied by the number of shares acquired on exercise.

(3) Value of unexercised in-the-money options is based on a value of $0.16 per share for the Company's common stock, the closing price on December 30, 2005 as quoted on the American Stock Exchange. Amounts reflect such market value minus the exercise price multiplied by the number of shares to be acquired on exercise and do not indicate that the optionee actually sold such stock.


                              Employment Contracts

In January 2004, the Company entered into a three year employment agreement with Dr. Richard George that included an annual salary of $250,000. On February 24, 2004, subject to the approval of our stockholders of the 2004 Incentive Plan, Dr. George was also conditionally granted options to purchase 5,000,000 shares of our common stock at an exercise price of $0.585 per share, which was the market price on that date. Upon the stockholders' approval of the 2004 Incentive Plan on June 22, 2004, when the market price of our common stock was $0.52 per share, the grant became effective, with an exercise price of $0.585 per share. The options were exercisable 50% upon grant and 50% on the one year anniversary of the grant and have a ten year term. The options remain exercisable for a period of six months plus one day following the termination of Dr. George's affiliation with the Company as either an employee or consultant. In April 2005, the Compensation Committee of the Board authorized an increase in Dr. George's annual salary to $350,000 plus an annual housing allowance of $30,000. Dr. George resigned effective September 29, 2005, but remains affiliated with the Company under the terms of a consulting agreement pursuant to which he is paid $14,000 per month for services to the Company.

In January 2003, the Company entered into a twelve month employment agreement, with automatic renewal options, with Richard Brounstein that included a base salary of $200,000 plus options. Following stockholder approval at the May 20, 2003 Annual Stockholders' Meeting of amendments to the Company's 2000 Equity Incentive Plan, on May 29, 2003, Mr. Brounstein was granted fully-exercisable options to purchase 24,038 shares of the Company's stock at $0.01 per share, in recognition of a salary deferral arrangement, fully-exercisable options to purchase 108,333 shares of the Company's common stock at $0.32 per share, and options to purchase 625,000 shares of the Company's stock at $0.32 per share. The latter options were exercisable 50% upon grant and 50% on the one year anniversary of the grant. On February 24, 2004, subject to the approval of our stockholders of the 2004 Incentive Plan, Mr. Brounstein was conditionally granted options to purchase 1,500,000 shares of our common stock at an exercise price of $0.585 per share, which was the market price on that date. Upon the stockholders' approval of the 2004 Incentive Plan on June 22, 2004, when the market price of our common stock was $0.52 per share, the grant became effective, with an exercise price of $0.585 per share. The options are exercisable 50% upon grant and 50% on the one year anniversary of the grant and have a ten year term. In the event the Company should terminate Mr. Brounstein for other than cause, he is entitled to one year's salary under the terms of the agreement.

                  Section 16(a) Beneficial Ownership Compliance

      Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's executive officers, directors, and persons who own more than 10% of the Company's common stock (collectively, "Reporting Persons") to file initial reports of ownership and reports on changes in ownership with the Securities and Exchange Commission (the "Commission"). Such Reporting Persons are also required by Commission rules to furnish the Company with copies of all Section 16(a) forms that they file. To the Company's knowledge, based solely on the review of copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 2005, all of the Company's Reporting Persons complied with all applicable Section 16(a) filing requirements.



           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2005, the Compensation Committee consisted of Dr. Julius Krevans and Mr. Paul Freiman, each of whom is a non-employee director. Neither member of the Compensation Committee has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.



                            REPORT OF AUDIT COMMITTEE

The following report of the Audit Committee of the Board shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing by the Company under either the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference. The following report shall not otherwise be deemed filed under such Acts.

         The role of the Audit Committee (the "Committee") is to assist the Board in fulfilling its responsibilities for the oversight of the Company's financial reporting process and internal controls, the Company's compliance with legal and regulatory requirements, and for monitoring the qualifications, performance, and independence of the Company's independent registered public accounting firm. The Audit Committee operates pursuant to a Charter that was last reviewed and approved by the Board on February 1, 2006 and that is included herein as Appendix A. Throughout 2005 and to-date in 2006, the Audit Committee has consisted of: Paul E. Freiman (Chairman), John J. DiPietro and Julius R. Krevans, M.D. Each Audit Committee member is financially literate under SEC regulations, and the Board has determined that Mr. Freiman and Mr. DiPietro also are "audit committee financial experts" as defined by the SEC. All members of the Audit Committee also meet the audit committee independence requirements under SEC rules.

         Management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements, the Company's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing the Company's financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion as to their conformity with U.S. generally accepted accounting principles ("GAAP").

         In  performing  its  oversight  function,  the  Committee  met and held discussions with management and Odenberg Ullakko Muranishi & Co. LLP ("OUM"), the Company's independent registered public accounting firm. Management represented to the Committee that the Company's audited consolidated financial statements for the year ended December 31, 2005 were prepared in accordance with GAAP, and the Committee reviewed and discussed the consolidated financial statements for the year ended December 31, 2005 with management and with OUM. The Committee also discussed with OUM the matters required to be discussed by Statement on Auditing Standards No. 61, Codification of Statements on Auditing Standards, as modified or supplemented.

         In addition, the Committee discussed with OUM their independence from the Company and its management, and OUM provided to the Committee the written disclosures and letter required from the independent registered public accounting firm by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as modified or supplemented.

         In compliance with applicable SEC rules, the Audit Committee has adopted procedures for Audit Committee approval of audit and non-audit services which may be performed by the Company's independent registered public accounting firm. Under these procedures, the Audit Committee pre-approves or has delegated to the Chairman of the Audit Committee authority to pre-approve all audit and non-prohibited, non-audit services performed by the independent auditor to assure that such services do not impair the auditor's independence. Any additional proposed services or costs exceeding pre-approved amounts require additional pre-approval as described above.

         The Committee discussed with the OUM the overall scope and plans for their audit. The Committee met with OUM, both with and without management present, to discuss the results of OUM's examination, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

         The members of the Committee are not professionally engaged in the practice of auditing and therefore rely without independent verification on the information provided to them and on the representations made by management and the report of the independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's reviews and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with GAAP or that the Company's auditors are in fact "independent." The Audit Committee's responsibility is to monitor and review these processes, acting in an oversight capacity, and the Audit Committee does not certify the financial statements, internal control over financial reporting or guarantee the independent registered public accounting firm's reports.

         Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Audit Committee's Charter, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2005 for filing with the SEC.

         The Committee has recommended and the Board has appointed OUM as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2006. The Audit Committee and the Board request that stockholders ratify such appointment.


SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD
         Paul E. Freiman, Chairman
         John J. DiPietro
         Julius R. Krevans, M.D.

November 1, 2006


           CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING
                            AND FINANCIAL DISCLOSURE

None.

                    RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

         Odenberg Ullakko Muranishi & Co. LLP ("OUM") is the independent accounting firm that audited the Company's financial statements for the years ended December 31, 2005 and 2004. The Audit Committee first engaged OUM in December 2003. OUM performed no services for the Company during calendar 2003, but performed audit and review services for 2003 during calendar 2004. The aggregate fees billed during 2005 and 2004 for each of the following categories of services are set forth below:


                                              2005               2004
                                           ---------          ---------
         Audit fees                        $ 211,242          $ 220,727
         Audit-related fees                       --                 --
         Tax fees                                 --                 --
         All other fees                           --                 --


         "Audit fees" include fees invoiced in 2005 and 2004 for the audits of the Company's annual financial statements for 2005, 2004, 2003 and 2002; fees for the quarterly review of the statements for the quarters ended March 31, June 30, and September 30, 2005 and 2004, and for the quarter ended September 30, 2003 as well as fees for consultation regarding accounting issues and their impact on or presentation in the Company's financial statements; and fees for the review of registration statements and the issuance of related consents. OUM provided no "Audit-related services" to the Company. "Tax fees" include tax planning and the preparation of the Company's tax returns. OUM does not provide any tax or financial information systems design or implementation services to the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We entered into a Note Purchase Agreement with Marr Technologies, BV ("Marr"), our largest stockholder, in November 2003 that we subsequently modifed during 2004. We issued no notes under this facility prior to its December 31, 2004 expiration. We issued a Promissory Note in the face amount of $2,000,000 to Marr in January 2005, that we repaid in April 2005, and we entered into a Credit Facility Agreement with Marr in April 2005 that was subsequently modified in November 2005. At December 31, 2005, we had issued Promissory Notes to Marr in the face amount of $1,500,000 under the amended terms of the Credit Facility. In January 2006, we issued a $1,500,000 promissory note to Marr under the amended terms of the 2005 Credit Facility. Between February and September 2006, we issued five additional promissory notes to Marr, each in the face amount of $500,000. Each promissory note bears interest at a rate of 7% per annum and is payable in full on April 3, 2007. In lieu of paying cash to us in conjunction with its exercise of certain previously issued warrants, in July 2006, Marr cancelled our obligation to repay an aggregate of $2,443,000 of these 7% Notes and $102,000 of related accrued interest.

In December 2005, we entered into an Equity Transfer Agreement with Marr Asia, an affiliate of Marr. Under the terms of the Equity Transfer Agreement, we acquired from Marr Asia a 51% equity interest in Beijing Marr. The Equity
Transfer Agreement became effective on January 18, 2006, the date it was approved by the Huairou County Commerce Bureau. Pursuant to the Equity Transfer Agreement, we will contribute $1,836,000 to the registered capital of Beijing Marr and Marr Asia will contribute USD $1,764,000. At September 30, 2006, we have contributed $1,170,000 and Marr Asia has contributed $978,000. We and Marr Asia must make our remaining capital contributions in proportion to our respective equity interests in Beijing Marr before November 17, 2006. The business purpose of Beijing Marr is to pursue the manufacture, distribution, marketing and sale of our products in China.

We also entered into an agreement with Marr Asia in connection with the Equity Transfer Agreement that governs the relationship between Marr Asia and us as shareholders of Beijing Marr. The agreement provides for certain protective provisions for Marr Asia, as the minority shareholder, board composition and voting, buy-sell, non-competition and other provisions governing the other rights, duties and obligations of the shareholders (the "Shareholders Agreement") in connection with the operation of Beijing Marr.

In connection with Marr's purchase of $2.5 million of our common stock during 2003, we signed a Memorandum Of Understanding to create a joint venture with Marr in China to market our current and future products. Additionally, the Nominating Committee of our Board of Directors agreed to grant Marr the right to nominate two mutually-agreeable representatives to our Board of Directors. During 2004, Roger I. Gale and Maxim A. Soulimov, who were both initially nominated by Marr, were added to our Board of Directors.

In November 2003, we formed a joint venture, Beijing Calypte Biomedical Technology Ltd., with Marr Technologies Limited, an affiliate of Marr, in which we own 51% of the stock.

                             STOCK PERFORMANCE CHART

      The graph below compares the cumulative total stockholder return on the Common Stock assuming an initial investment on December 31, 2000. The
Corporation's return is shown with the cumulative total return of the AMEX Market Value (U.S.) Index, and the AMEX Health Products and Services Index. The graph assumes a $100 investment made at the beginning of the respective period and reinvestment of all dividends.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                     AMONG CALYPTE BIOMEDICAL CORPORATION,
                      THE AMEX MARKET VALUE (U.S.) INDEX,
                AND THE AMEX HEALTH PRODUCTS AND SERVICES INDEX

                                                      Cumulative Total Return ($)
                                  ---------------------------------------------------------------
                                    12/00      12/01      12/02      12/03      12/04      12/05
                                  --------   --------   --------   --------   --------   --------
Calypte Biomedical Corporation      100.00      17.67       5.16       1.48       1.24       0.51
Amex Market Value (U.S.)            100.00      88.73      75.76     108.19     128.37     142.31
Amex Health Products & Services     100.00      77.38      46.93      88.02      87.23      99.40

* $100 invested on 12/31/00 in stock or index - including reinvestment of dividends Fiscal year ending on December 31.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      Except as set forth in the footnotes to this table, the following table sets forth information known to the Company with respect to the beneficial ownership of its common stock as of October 31, 2006 for (i) all persons known by the Company to own beneficially more than 5% of its outstanding Common Stock,
(ii) each of the Company's  directors,  (iii) each Named  Executive  Officer and
(iv) all directors and executive officers of the Company as a group.


                                                                            Shares
                                                                         Beneficially       % of
             5% Stockholders, Directors and Officers (1)                    Owned         Total (2)
             -------------------------------------------                 ------------     ---------

Marr Technologies BV (3)                                                   75,877,665         32.78
   Strawinskylaan 1431
   1077XX, Amsterdam
   The Netherlands
SF Capital Partners Ltd. (4)                                               24,378,596          9.99
    3600 South Lake Drive
    St. Francis, WI 53235
Roger I. Gale (5)                                                           2,526,736          1.14
J. Richard George (6)                                                       5,103,494          2.26
Richard D. Brounstein  (7)                                                  2,257,371          1.01
John J. DiPietro (8)                                                          305,243             *
Paul E. Freiman (9)                                                           309,901             *
Theodore R. Gwin (10)                                                         411,112             *
Julius Krevans, M.D.(11)                                                      308.401             *
Maxim A. Soulimov (12)                                                        200,000             *
Richard R. Van Maanen (13)                                                          -             -

All current directors and executive officers as a group (7 persons)         6,318,764          2.80


 *     Represents beneficial ownership of less than 1%.
(1) To the Company's knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in this table has sole voting and investment power with respect to the shares set forth opposite such person's name. Except as otherwise indicated, the address of each of the persons in this table is as follows: c/o Calypte Biomedical Corporation, Five Centerpointe Drive, Suite 400, Lake Oswego, OR 97035.

(2)    Based on 220,954,738 shares outstanding as of October 31, 2006.

(3) Based on holdings reported in Amendment No. 5 to Schedule 13D dated October 10, 2006 filed with the Securities and Exchange Commission plus 10,529,182 shares subject to the Secured 8% Convertible Notes issued on April 4, 2005 and six related Notes issued in payment of interest through October 4, 2006, all of which are immediately convertible. Excludes 8,482,292 shares underlying warrants that are not exercisable until after February 3, 2007. Marr Technologies BV is not subject to any percentage ownership limitations. Marat Safin has voting and investment control over shares held by Marr Technologies BV.

(4) Based on holdings of 1,265,134 shares of the Company's common stock plus 5,161,796 shares subject to Secured 8% Convertible Notes originally issued on April 4, 2005 and related Notes issued in payment of interest through October 4, 2006 that are immediately convertible plus 17,951,666 shares underlying warrants that are immediately exercisable. Excludes an additional 1,790,000 shares underlying immediately exercisable warrants which contain conversion caps that preclude SF Capital Partners Ltd. from utilizing its exercise rights within 60 days to the extent that it would beneficially own (determined in accordance with Section 13(d) of the Securities Act of 1934) in excess of 9.999% of the Company's common stock, giving effect to such exercise. Also excludes 1,750,000 shares underlying warrants that are both not exercisable until after February 3, 2007 and subject to exercise caps that preclude SF Capital Partners Ltd. from utilizing its exercise rights within 60 days to the extent that it would beneficially own (determined in accordance with Section 13(d) of the Securities Act of 1934) in excess of 9.999% of the Company's common stock, giving effect to such exercise. Michael A. Roth and Brian J. Stark possess voting and dispositive power over all of the shares owned by SF Capital Partners Ltd.

(5) Includes 1,050,000 shares subject to options exercisable within 60 days. Marr Technologies BV ("Marr"), the beneficial owner of 75,877,665 shares of Calypte Common stock (the "Marr Holdings"), was granted the right to nominate two (2) mutually-agreeable candidates for appointment to the Calypte Board of Directors pursuant to an August 2003 agreement. Mr. Gale was nominated by Marr and subsequently appointed as a Director on November 15, 2004 upon the recommendation of the Nominating Committee and the approval of the Calypte Board of Directors. He was re-elected as a director at the Annual Meeting of Stockholders on June 30, 2005 and is standing for re-election at the 2006 Annual Meeting as described in Proposal 1. Mr. Gale disclaims any direct or indirect beneficial ownership of Marr Holdings and does not exercise any control nor does he take part in any investment decisions undertaken by Marr and does not have a direct or indirect pecuniary interest in Marr Holdings.

(6)    Includes 5,103,494 shares subject to options exercisable within 60 days.

(7)    Includes 2,257,371 shares subject to options exercisable within 60 days.

(8)    Includes 305,000 shares subject to options exercisable within 60 days.

(9)    Includes 309,901 shares subject to options exercisable within 60 days.

(10)   Includes 411,112 shares subject to options exercisable within 60 days.

(11)   Includes 307,934 shares subject to options exercisable within 60 days.

(12) Includes 200,000 shares subject to options exercisable within 60 days. Marr Technologies BV ("Marr"), the beneficial owner of 75,763,885 shares of Calypte Common stock (the "Marr Holdings") was granted the right to nominate two (2) mutually agreeable candidates for appointment to the Calypte Board of Directors pursuant to an August 2003 agreement. Mr. Soulimov was nominated by Marr and subsequently appointed as a director on April 2, 2004 upon the recommendation of the Nominating Committee and the approval of the Calypte Board of Directors. He was re-elected as a Director at the annual Meeting of Stockholders on June 22, 2004 and again at the Annual Meeting on June 30, 2005 and is standing for re-election at the 2006 Annual Meeting as described in Proposal 1. Mr. Soulimov disclaims any direct or indirect beneficial ownership of Marr Holdings and does not exercise any control nor does he take part in any investment decisions undertaken by Marr and does not have a direct or indirect pecuniary interest in Marr Holdings.

(13) All of Mr. Van Maanen's options were cancelled in conjunction with his October 2005 resignation from the Company.


                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

      Section 16(a) of the Exchange Act ("Section 16(a)") requires our executive officers, directors, and persons who own more than 10% of the Company's common stock (collectively, "Reporting Persons") to file initial reports of ownership and reports on changes in ownership with the Securities and Exchange Commission (the "Commission"). Such Reporting Persons are also required by Commission rules to furnish the Company with copies of all Section 16(a) forms that they file. To our knowledge, based solely on the review of copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended December 31, 2005, all of our Reporting Persons complied with all applicable Section 16(a) filing requirements.


                            CODE OF BUSINESS CONDUCT

      We have adopted a Code of Business Conduct that applies to all of our employees, including our Chief Executive Officer, Chief Financial Officer and other Named Executive Officers, and to the members of our Board of Directors. Our Code of Business Conduct is posted on our website at www.calypte.com.

          PROPOSAL TO RATIFY THE APPOINTMENT OF REGISTERED INDEPENDENT
                             PUBLIC ACCOUNTING FIRM
                                  (Proposal 2)

      The Audit Committee of the Board has recommended and the Board has appointed the firm of Odenberg Ullakko Muranishi & Co. LLP ("OUM") as the independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2006. OUM has been so engaged since December 24, 2003. The Board recommends that stockholders vote in favor of ratifying such appointment.

      OUM representatives are expected to attend the 2006 Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.

      We are asking our stockholders to ratify the selection of OUM as our independent registered public accounting firm. Although ratification is not required by our By-Laws or otherwise, the Board is submitting the selection of OUM to our stockholders for ratification as a matter of good corporate practice. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Approval Required

      Approval of Proposal 6 requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Company represented and voting at the Annual Meeting.

      The Board unanimously recommends a vote FOR the ratification of the appointment of OUM as the independent registered accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2006. Proxies solicited by the Board will be so voted unless stockholders specify a different choice in their proxies.


                                  OTHER MATTERS

Deadline for Receipt of Stockholder Proposals for Inclusion in the Company's Proxy Statement for the 2007 Annual Meeting

      Under the rules of the Securities and Exchange Commission, stockholder proposals submitted for next year's Proxy Statement must be received by the Company no later than the close of business on February 28, 2007, to be considered. Proposals should be addressed to: Secretary, Calypte Biomedical Corporation, Five Centerpointe Drive, Suite 400, Lake Oswego, OR 97035.

      Any stockholder who wishes to bring a proposal before the Calypte Biomedical Corporation 2007 Annual Meeting of Stockholders, but does not wish to include it in the Company's proxy materials, must provide written notice of the proposal to Calypte's Secretary, at the above address, by March 30, 2007.

Other Information

      The Company does not know of any matters other than those referred to in the accompanying Notice of Annual Meeting of Stockholders that may properly come before the meeting or other matters incident to the conduct of the meeting. As to any other matter or proposal that may properly come before the meeting, including voting for the election of any person as a director in place of a nominee named herein who becomes unable to serve or for good cause will not serve and voting on a proposal omitted from this Proxy Statement pursuant to the rules of the Securities and Exchange Commission, it is intended that proxies received will be voted in accordance with the discretion of the proxy holders.

      There are no matters on the agenda that involve rights of appraisal of a stockholder.

Information Incorporated By Reference

      The Company incorporates by reference all items and matters contained in its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 and its Quarterly Report on Form 10-QSB for the quarter ended September 30, 2006 each as filed with the Securities and Exchange Commission


                                       By order of the Board of Directors,

                                       /s/ Roger I. Gale
                                       Roger I. Gale
                                       President and Chief Executive Officer

Lake Oswego, Oregon
November 13, 2006

                                                                      APPENDIX A
                         CALYPTE BIOMEDICAL CORPORATION
                             AUDIT COMMITTEE CHARTER
                   Reviewed and Updated as of February 1, 2006

INTRODUCTION

The Audit Committee of the Board of Directors assists the Board of Directors of Calypte Biomedical Corporation (the "Company") in fulfilling its oversight responsibilities relating to the integrity of the financial statements, compliance with legal and regulatory requirements, the independent auditor's qualifications and independence, the performance of the independent auditor, and such other duties as directed by the Board of Directors.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. This is the responsibility of management and the independent auditor.

STRUCTURE AND ORGANIZATION

1. The committee will be composed solely of directors who have the necessary experience and are independent of the management of the Company and are free of any relationship that may interfere with their exercise of independent judgment as a committee member, all in accordance with United States Security Exchange Commission ("SEC) and American Stock Exchange requirements.

2. The committee will consist of at least three members of the Board of Directors. Committee members and the committee chair serve at the pleasure of the Board of Directors. All members must be or become financially literate, at least one member must have accounting or related financial management expertise, and at least one member must be an "audit committee financial expert" as defined by SEC rules.

3. A committee member invited to sit on another public Company's audit committee must notify the committee. The committee must determine whether or not the committee member's service on another Company's audit committee impairs the directors' ability to serve on the Company's committee.

4. The committee will meet at least four times a year, on a quarterly basis, or more frequently as circumstances require. A majority of the committee members shall be present to constitute a quorum for the transaction of the committee's business. The committee may ask members of management or others to attend the meetings and provide pertinent information as necessary. Meetings may be in person or by video or telephone conference if necessary.

5. The committee is expected to maintain free and open communication with management and the independent auditor.

6. The committee has the authority to investigate any matter brought to its attention and to retain independent legal, accounting or other advisors for this purpose if determined appropriate, in its sole judgment. The Company will provide funding for that purpose as determined by the committee.

The committee's responsibilities include:

GENERAL RESPONSIBILITIES

   Meet at least quarterly with the independent auditor and management in separate sessions to discuss any matters that the committee or these groups believe should be discussed privately with the committee. Provide sufficient opportunity for the independent auditor to meet with others in the Company as appropriate.

2. Regularly report to the Board of Directors on committee matters.

3. Review and reassess the adequacy of this Charter annually and propose to the Board of Directors any changes to the Charter.

4. Set policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

5. Prepare a report of the committee in accordance with SEC requirements to be included in the Company's annual proxy statement.

RESPONSIBILITIES RELATED TO THE INDEPENDENT AUDITOR

1. Retain and, where appropriate, terminate the independent auditor. On an annual basis, approve the compensation of the independent auditor, and evaluate the performance of the independent auditor. The independent auditor reports directly to the committee.

2. Review with the independent auditor and management the audit plan of the independent auditor for the current year and the following year.

3.  Establish a policy with respect to the  evaluation and approval of audit and
permitted   non-audit  services  and  related  fees,  to  be  performed  by  the independent auditor.

4. On an annual basis, discuss and consider the independent auditor's written affirmation that the auditor is in fact independent. Obtain a formal written statement from the independent auditor delineating all relationships between the Company and the independent auditor, actively engage in dialogue regarding disclosed relationships or services which may impact the objectivity and independence of the independent auditor, and take or recommend that the Board of Directors take appropriate action in response to the outside auditor's report to satisfy itself of the outside auditor's independence. The committee will evaluate the qualifications, performance and independence of the independent auditor and present its conclusions to the Board of Directors. 5. At the committee's discretion, arrange for the independent auditor to be available to the full Board of Directors to help provide a basis for the Board of Directors' approval of the independent auditor's appointment.

6. Review with the independent auditor the matters relating to the conduct of the audit, including any problems or difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information and any significant disagreements with management.

RESPONSIBILITIES FOR OVERSIGHT OF THE QUALITY AND INTEGRITY OF ACCOUNTING, AUDITING AND REPORTING PRACTICES OF THE COMPANY

1. Discuss the annual and quarterly financial statements, including disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," with management and the independent auditor prior to filing. The committee should meet and discuss each quarterly earnings announcement, as well as financial information and earnings guidance provided to analysts, with management (and the independent auditor, if desired) prior to release. The discussion may be done generally, and may include the types of information to be disclosed and the types of presentations to be made. These discussions should cover the quality (not just the acceptability) of the financial reporting, and such other matters as the committee deems appropriate.

2. Review with management and the independent auditor critical accounting policies, significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles.

3. As necessary, discuss with management any significant financial risk exposure and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

4. Review with management and the independent auditor the adequacy and effectiveness of the Company's disclosure controls and procedures, internal controls for financial reporting and computerized information systems controls.

PERIODIC RESPONSIBILITIES

1. Review with management any legal and regulatory matters that may have a material impact on the Company's financial statements, compliance policies and compliance programs.

2. Oversee the Company's Corporate Compliance Program and periodically review and suggest to management any necessary improvements in the program. Establish procedures within the Corporate Compliance Program for the (i) receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and (ii) confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters and other matters under the Company's Code of Business Conduct. From time to time, meet with the Company's Chief Compliance Officer.

3. Act as the Company's Qualified Legal Compliance Committee ("QLCC") for purposes of internal and external attorney reporting under Section 307 of the Sarbanes-Oxley Act of 2002. Establish a procedure for confidential receipt, retention and consideration of any attorney report to the QLCC.

4. Review and approve transactions with the Company involving management and/or members of the Board of Directors and other related party transactions which are not otherwise subject to the approval of the Compensation and Management Development Committee and would require disclosure under SEC rules.

5. Annually assess the committee's performance.

6. Perform such other functions assigned by law, the Company's charter or bylaws, or the Board of Directors.

                         CALYPTE BIOMEDICAL CORPORATION
                       FIVE CENTERPOINTE DRIVE, SUITE 400
                            LAKE OSWEGO, OREGON 97035

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints ROGER I. GALE and THEODORE R. GWIN, and each of them, with full power of substitution, as the proxy or proxies of the undersigned to vote all shares of Common Stock of Calypte Biomedical Corporation which the undersigned is entitled to vote at the annual meeting of stockholders of Calypte Biomedical Corporation to be held in the First Floor meeting room at the Company's headquarters at Five Centerpointe Drive, Lake Oswego, OR 97035 on Friday, December 15, 2006, at 11:00 AM local time, and at any adjournments or postponements thereof, with all powers that the undersigned would have if personally present thereat:

                            (CONTINUED ON OTHER SIDE)

                          /*\ FOLD AND DETACH HERE /*\
================================================================================
4


Please mark           |X|
your votes
as this

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.


                                                                                                                     WITHHOLD
                                                                                                                     AUTHORITY
                                                                                                                      to vote
                                                                                                                      for all
                                                                                         FOR all nominees             nominees
                                                                                       except as marked to the         listed
                                                                                          contrary below)               below
1.   Election of Directors                                                                     |_|                       |_|
     Roger I. Gale; John J. DiPietro; Paul E. Freiman; Julius R. Krevans, M.D.;
     and Maxim A. Soulimov.
     (The Board of Directors recommends a vote FOR.)

     This  proxy  will be voted  in the  election  of  directors  in the  manner
     described  in  the  proxy   statement  for  the  2006  annual   meeting  of
     stockholders.  (INSTRUCTION:  To withhold authority to vote for one or more individual nominees,  write such name or names in the space provided to the right.)

2.   Proposal to ratify the appointment of Odenberg  Ullakko Muranishi & Co. LLP        FOR     AGAINST     ABSTAIN
     as  the  independent  registered  public  accounting  firm   to  audit  the        |_|       |_|         |_|
     Company's  financial  statements  for the fiscal  year ending  December 31,
     2006.


     (The Board of Directors recommends a vote FOR.)

In their discretion, theproxies are authorized to vote upon such other business as may properly come before the meeting and at any adjournment or postponement thereof.

      PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature of Stockholder ____________  Signature if held jointly ____________

Dated: ________,  2006

Please sign exactly asname appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized person.